                                                                EXHIBIT 23.11


                          CONSENT OF DIRECTOR NOMINEE

        The undersigned hereby consents to the reference of the undersigned as a director nominee of AMB Property Corporation (the "Company") in the Company's Registration Statement on Form S-11.



                                              /s/ JEFFREY L. SKELTON, Ph.D.
                                              -----------------------------
                                                  Jeffrey L. Skelton, Ph.D.



September 17, 1997